DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series (the "Series")

Supplement to the Series' Standard Class and Service Class
 Summary and Statutory Prospectuses dated April 29, 2016

Effective on or about April 28, 2017 ("Effective Date"), the investment strategies for Delaware VIP Smid Cap Growth Series will change and the Series will be repositioned as a diversified small- and mid-capitalization core style fund (the "Repositioning"). In connection with this Repositioning, the Series' name will change to Delaware VIP Smid Cap Core Series.

The Repositioning will result in higher portfolio turnover in the near term, as the new portfolio manager purchases and sells securities to accommodate the Repositioning.
In addition to and in connection with these changes, the Series intends to re-open to new investors on or around April 28, 2017.

The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Series	Focused small- and mid-capitalization growth equity fund	Diversified small- and mid-capitalization core equity fund
Name of Series	Delaware VIP Smid Cap Growth Series	Delaware VIP Smid Cap Core Series
Benchmark	Russell 2500™ Growth Index	Russell 2500™ Index
Investment management	Investment manager: Delaware Management Company Sub-advisor: Jackson Square Partners, LLC Portfolio managers: Christopher J. Bonavico, CFA Kenneth F. Broad, CFA	Investment manager: Delaware Management Company Portfolio managers: Francis X. Morris Christopher S. Adams, CFA Michael S. Morris, CFA Donald G. Padilla, CFA David E. Reidinger
Capitalization for Series securities	The Series invests primarily in equity securities and generally focuses on small- to mid- capitalization companies that address large market opportunities.	The Series will invest at least 80% in equity securities of small- and mid-capitalization companies.

On the Effective Date, all references to "Delaware VIP Smid Cap Growth Series" are removed from the summary and statutory prospectuses and are replaced with "Delaware VIP Smid Cap Core Series".

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 13, 2017.

2